U. S. SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D. C.

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of the
                             Securities Act of 1934


                                April 27, 2001
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)




                               Capco Energy, Inc.
        ----------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter




         Colorado                     0-10157                84-0846529
- ---------------------------    ---------------------    ---------------------
State or Other Jurisdiction       Commission File           IRS Employer
of Incorporation                      Number            Identification Number



                       2922 East Chapman Avenue, Suite 202
                            Orange, California 92869
     -----------------------------------------------------------------------
            Address of Principal Executive Office, Including Zip Code


                                 (714) 288-8230
       ------------------------------------------------------------------
               Registrant's Telephone Number, including Area Code

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On April 27, 2001, the Registrant acquired all of the outstanding stock of Meteor Enterprises, Inc. ("Meteor"). The closing was effective as of April 27, 2001. Meteor is a petroleum marketing and distribution company doing business in New Mexico, Colorado, Wyoming, South Dakota, Nevada, Utah, Montana, Nebraska and Idaho.

     Meteor Industries, Inc, the sole shareholder of Meteor, received consideration of $5,500,000, consisting of $4,697,501 in cash paid at closing, $302,499 in the form of 100,833 shares of common stock of Meteor Industries, Inc., and a promissory note issued by the Registrant in the principal amount of $500,000 payable nine months after the closing date of this transaction. The Registrant was an approximate 30% shareholder of Meteor Industries, Inc. prior to this transaction. Three directors of the Registrant, Ilyas Chaudhary, Dennis Staal and Irwin Kaufman, were also directors of Meteor Industries, Inc. at the time the agreement was entered into and closed. The amount of consideration given was determined based on negotiations between the parties. The transaction was approved by the shareholders of Meteor Industries, Inc. at a meeting held on March 27, 2001.

     Meteor's assets include cash, accounts receivable, inventory and distribution centers located in New Mexico, Wyoming, Nevada, and Colorado. Meteor's total revenues were $196,800,000 for the year ended December 31, 2000.

    The Registrant used proceeds from its recent sales of marketable securities and from short term borrowings to make the acquisition.

       (b) The Registrant will continue to operate Meteor as a subsidiary in the petroleum marketing and distribution industry.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial  statements.

     Financial statements of Meteor, which are not included in this report, will be filed by amendment within 60 days.

     (b) Pro forma financial information.

     Pro forma financial information, which is not included in this report, will be filed by amendment within 60 days.

     (c) Exhibits

    Exhibit No. 10.1     Stock Purchase Agreement,            Incorporated by
                         dated January 30, 2001, by and       reference to
                         between Capco Energy, Inc. and       Form 8-K of
                         Meteor Industries, Inc.              Meteor Industries,
                                                              Inc. dated
                                                              February 13, 2001
                                                              (SEC File No.
                                                               0-27698)


    Exhibit No. 10.2     First Amendment to Stock Purchase    Filed herewith
                         Agreement dated April 27, 2001,      electronically
                         by and between Capco Energy, Inc.
                         and Meteor Industries, Inc.




                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              CAPCO ENERGY, INC.


Dated:  May 7, 2001                        By:/s/ Dennis R. Staal
                                              ----------------------
                                              Dennis R. Staal
                                              Chief Financial Officer